UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2022

EUREKA HOMESTEAD BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56071	83-4051300
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1922 Veterans Memorial Boulevard, Metairie, Louisiana	70005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (504) 834-0242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events

On July 21, 2022, Eureka Homestead Bancorp, Inc. (the “Company”) (OTC Pink Marketplace: “ERKH”), the parent company of Eureka Homestead (the “Bank”), filed a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. Upon filing the Form 15, the Company’s obligation to file periodic reports with the SEC, including reports on Form 10-K, Form 10-Q and Form 8-K, is suspended immediately, and will terminate when deregistration becomes effective 90 days after the Form 15 is filed. The Bank will continue to report detailed quarterly financial results to its regulators.

Commenting on the announcement, Alan T. Heintzen, Chief Executive Officer of the Company, said, “Our decision to deregister was made after careful consideration of the advantages and disadvantages of being a public company and the increasing expense of compliance with public company requirements. The decision to deregister should result in a benefit to the Company’s stockholders by reducing expenses and permitting management to focus its energies on operating the Bank.” Mr. Heintzen also indicated that the Company intends to continue to post quarterly information regarding its results of operations and financial condition on www.eurekahomestead.com (under the Investor Relations Tab) and will continue to provide stockholders with an annual report containing audited financial statements.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company and the Bank, and changes in the securities markets. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.

Item 9.01Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits: Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 21, 2022	EUREKA HOMESTEAD BANCORP, INC.

	By:	/s/ Cecil A. Haskins, Jr
Cecil A. Haskins, Jr.
President and Chief Financial Officer